EXCHANGE TRADED CONCEPTS TRUST

Range India Financials ETF

NYSE ARCA Ticker: INDF

Supplement dated August 11, 2025

to the currently effective Prospectus, Summary Prospectus and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus and Statement of Additional Information for the Range India Financials ETF (the “Fund”) and should be read in conjunction with those documents.

After careful consideration, Exchange Traded Concepts, LLC, the Fund’s investment adviser has recommended, and the Board of Trustees of Exchange Traded Concepts Trust has approved, the termination and liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations and liquidate on or about August 29, 2025 (the “Liquidation Date”).

The Fund will be closed to orders for new creation units on August 25, 2025, and the last day of trading of the Fund’s shares on the NYSE Arca, Inc. will be on or about August 26, 2025. From August 25, 2025 through the last day of trading, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for Fund shares during that time period. Customary brokerage charges may apply to such transactions. From the last day of trading through the Liquidation Date, shareholders will not be able to purchase or sell shares in the secondary market.

In anticipation of the liquidation, the Fund will be managed in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, in preparation for the liquidation, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategy, which may prevent the Fund from achieving its investment objective.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of liquidating the Fund. Once the distributions are complete, the Fund will terminate.

If you would like additional information, please call: 855-212-4633 or visit: www.rangeetfs.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.